UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 20, 2004

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                               NOVADEL PHARMA INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         DELAWARE                       001-32177              22-2407152
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)

                              25 MINNEAKONING ROAD
                          FLEMINGTON, NEW JERSEY 08822
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (908) 782-3431
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) 3

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ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 5.02,  "Departure of Directors or Principal
Officers;  Election  of  Directors;   Appointment  of  Principal  Officers",  is
incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 20, 2004, Michael E.B. Spicer joined NovaDel Pharma Inc. (the "Company"), as the Company's Chief Financial Officer. The Company and Mr. Spicer entered into a definitive employment agreement, the material terms of which include a three year term of employment and an annual base salary equal to $235,000, subject to periodic review by the Company and a cash bonus at the completion of each full year of Mr. Spicer's employment by the Company equal to 30% of his base salary, payable only upon successful achievement of certain performance milestones, which milestones shall be defined and enumerated by mutual agreement between Mr. Spicer and the Company's President and Chief Executive Officer. In addition, the Company issued to Mr. Spicer options to purchase a total of 100,000 shares of common stock of the Company pursuant to the terms and conditions of the Company's 1998 Stock Option Plan. Such stock options vest as follows: 33,333 of the options vest on December 20, 2005; 33,333 of the options vest on December 20, 2006; and 33,334 of the options vest on December 20, 2007. The Company issued a press release announcing Mr. Spicer's appointment on December 22, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto.

This description of the material terms of Mr. Spicer's employment agreement is qualified in its entirety by reference to the employment agreement dated as of December 20, 2004, which is attached hereto as Exhibit 10.35 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      10.35 Employment Agreement dated as of December 20, 2004, by and between NovaDel Pharma Inc., and Michael E.B. Spicer.

      99.1 Press release dated December 22, 2004, titled "NovaDel Names Michael E.B. Spicer Chief Financial Officer."


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NOVADEL PHARMA INC.


                                       By:  /s/ Jean W. Frydman
                                           ----------------------
                                       Name:  Jean W. Frydman
                                       Title: Vice President and General Counsel

Date: December 23, 2004